                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                   .........................................
                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported)  February 20, 2001
                                                        -----------------



                            The Netplex Group, Inc.
                            -----------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                   New York
                            -----------------------
                (State or Other Jurisdiction of Incorporation)


            1-11784                                   11-2824578
            -------                                   ----------
     (Commission File Number)            (I.R.S. Employer Identification Number)


 1800 Robert Fulton Drive, Suite 250
        Reston, Virginia                                 20191
        ----------------                                 -----
(Address of Principal Executive Offices)               (Zip Code)


                                (703) 716-4777
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                Not applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

        Please see Press Release attached as Exhibit A.


Signatures
----------

        In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         The Netplex Group, Inc.



Date:  February 20, 2001                 By: /s/ Gene F. Zaino
                                         -------------------------------------
                                         Gene F. Zaino, Chairman of the Board,
                                         President and Chief Executive Officer



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